SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CENTENNIAL CELL CORP

       GABELLI INTERNATIONAL ADVISORY SERVICES LIMITED

                                12/23/96            1,000            11.0650
                                12/05/96            1,000            11.6275
                                11/21/96            3,000            11.3550
          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                12/05/96            2,000            11.5000
                                11/26/96            2,000            11.3750
                                11/21/96            1,000            11.0500
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                12/23/96           58,000-           11.0000
                                11/21/96            3,000            11.1250
               THE GABELLI EQUITY TRUST,INC.
                                12/23/96           58,000            11.0000
                                11/20/96            5,000            11.0500
               THE GABELLI CAPITAL ASSET FUND
                                11/20/96            5,000            11.0000
          GAMCO INVESTORS, INC.
                                12/11/96            5,000            11.5875
                                12/09/96            5,000            11.7250
          GAMCO INVESTORS, INC.
                                12/23/96            2,000            10.9063
                                12/20/96            1,000            11.0000
                                12/17/96            4,000            10.9531
                                12/12/96              500            11.6250
                                12/12/96            1,000            11.7500
                                12/11/96            4,000            11.6719
                                12/09/96            2,000-           11.6188
                                12/09/96            2,000            11.6250
                                12/05/96            1,000            11.5625
                                12/03/96              500            11.3750
                                12/03/96            2,000            11.3125
                                12/02/96            1,500            11.6250
                                11/25/96            5,000            11.3750
                                11/22/96            5,000            11.4750
                                11/21/96            2,000            11.2906
                                11/18/96            1,500            11.0000
                                11/14/96            5,000            11.9375
                                11/14/96            5,000            11.8500
                                11/12/96            3,000            11.5000
                                11/06/96            1,000-             *DO
                                10/29/96            1,000            13.5625
                                10/24/96            3,000            14.0000






                                                            Page 33 of 34


                                                SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CENTENNIAL CELL CORP

          GAMCO INVESTORS, INC.
                                10/23/96            2,000            14.0000
                                10/23/96            2,000-           13.8750








































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ STOCK MARKET, INC.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.

                                                            Page 34 of 34